UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2013

SP BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34933	27-3347359
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
if Incorporation)		Identification No.)

5224 West Plano Parkway, Plano, Texas	75093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 931-5311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2013, SP Bancorp, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted upon the matters outlined in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 5, 2013. As of March 28, 2013, the record date for the Annual Meeting (the “Record Date”), 1,668,750 shares of the Company’s common stock were entitled to vote at the Annual Meeting (including 30,000 shares of restricted stock that remain subject to vesting). Stockholders representing 1,483,403 shares of the Company’s common stock, or approximately 88.9% of the shares of common stock issued and outstanding as of the Record Date, were present in person or by proxy at the Annual Meeting, which constituted a quorum for purposes of the Annual Meeting.  A description of each matter voted upon at the Annual Meeting is set forth below:

1. The stockholders elected three Class III directors, each to serve for a three-year term and until their respective successors have been qualified and elected or their earlier death, retirement, resignation or removal. The final tabulation of votes on this matter was as follows:

Nominee	Votes Cast For	Votes Withheld	Votes Abstained	Broker Non-Votes
Christopher C. Cozby	1,098,245	0	13,255	371,903
David C. Rader	1,095,349	0	16,151	371,903
Paul M. Zmigrosky	1,083,544	0	27,956	371,903

2. The stockholders ratified the appointment of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The final tabulation of votes on this matter was as follows:

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
1,477,573	800	5,030	0

3. The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The final tabulation of votes on this matter was as follows:

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
1,081,553	22,239	7,708	371,903

4. The stockholders voted, on an advisory basis, and approved a one-year frequency for which the Company should hold future advisory votes on named executive officer compensation. The final tabulation of votes on this matter was as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
549,404	53,654	498,927	9,515	371,903

In light of these results, the Company expects to publicly disclose within 150 days of the Annual Meeting, by an amendment to this Current Report on Form 8-K, its determination as to the frequency with which future advisory votes on named executive officer compensation will be held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SP BANCORP, INC.
DATE: May 21, 2013	By: /s/ Jeffrey L. Weaver
Jeffrey L. Weaver
President and Chief Executive Officer